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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of The PMI Group, Inc., on Form S-8 of; (i) our report dated January 20, 1999 incorporated by reference in the Annual Report on Form 10-K of The PMI Group, Inc., for the year ended December 31, 1998, and (ii) our report dated January 20, 1999 relating to the financial statement schedules appearing in such Form 10-K.



/s/ Deloitte & Touche LLP


March 6, 2000

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